TERMINATION OF LEASE

     THIS TERMINATION OF LEASE ("Termination") is dated as of the 29th day of June, 1999, but is intended to be effective as of the 30th day of June, 1999 (the "Termination Date"), by and between SLT PROPERTIES, INC. ("Landlord"), and SURGICAL LASER TECHNOLOGIES, INC. ("Tenant").

                                   BACKGROUND

     A. Landlord and Tenant entered into that certain Lease Agreement dated September 21, 1991 (the "Lease"), wherein Landlord leased to Tenant certain premises located at 200 Cresson Boulevard, Oaks, Upper Providence Township, Montgomery County, Pennsylvania (the "Leased Premises").

     B. Landlord and Tenant have agreed to terminate the Lease as of the Termination Date pursuant to the terms and subject to the conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1. Termination of Lease. The Lease is and shall be terminated as of the Termination Date. Lessor hereby terminates all of its right, title and interest in and to the Lease, and Lessee hereby terminates all of its right, title and interest in and to the Lease and the leasehold estate in the Leased Premises created thereby, and the parties acknowledge, confirm and agree that they shall have no further right or obligation to each other under the Lease.

        2. Binding. This Termination shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        3. Governing Law. This Termination shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed this Termination the day and year first above written.


                                     SLT PROPERTIES, INC.


                                     By: /s/ Davis Woodward
                                         --------------------------------
                                     Name: Davis Woodward
                                           ------------------------------
                                     Title: Vice President
                                            -----------------------------



                                     SURGICAL LASER TECHNOLOGIES, INC.


                                     By: /s/ Davis Woodward
                                         --------------------------------
                                     Name: Davis Woodward
                                           ------------------------------
                                     Title: Vice President
                                            -----------------------------